UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2008 (June 12, 2008)

GoAmerica, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29359 (Commission File Number)	22-3693371 (I.R.S. Employer Identification No.)

433 Hackensack Avenue
Hackensack, NJ 07601
(Address of principal executive offices) (Zip code)

(201) 996-1717
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

        In connection with our acquisition of Verizon’s TRS division and Hands On Video Relay Services, Inc. on January 10, 2008, we entered into the following: (i) the Credit Agreement by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent (the “Churchill Credit Agreement”), and (ii) the Second Lien Credit Agreement by and among GoAmerica, as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent (the “Second Lien Agreement”). Such agreements include certain limitations on the indebtedness that we are permitted to incur from time to time.

        On June 12, 2008, the parties to the Churchill Credit Agreement entered into a Second Amendment to Credit Agreement. The purpose of the amendment is to clarify that the portion of the purchase prices that we may pay on a deferred basis in connection with certain acquisitions permitted by the Churchill Credit Agreement will not constitute prohibited indebtedness under the Churchill Credit Agreement.

        On June 12, 2008, the parties to the Second Lien Agreement entered into a Second Amendment to Second Lien Credit Agreement. The purpose of the amendment is to clarify that the portion of the purchase prices that we may pay on a deferred basis in connection with certain acquisitions permitted by the Second Lien Agreement will not constitute prohibited indebtedness under the Churchill Credit Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent.
10.2	Second Amendment to Second Lien Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoAmerica, Inc. (Registrant)

By: /s/ John R. Ferron
Name: John R. Ferron Title: Chief Operating Officer & Chief Financial Officer

Date: June 18, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent.
10.2	Second Amendment to Second Lien Credit Agreement dated as of June 12, 2008 by and among GoAmerica, Inc., as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent.